METROPOLITAN BANK HOLDING CORP REPORTS NET INCOME OF
 $6.3 MILLION FOR QUARTER ENDED MARCH 31, 2018

Results Driven By Significant Loan Growth, Widening Margins And Strong Asset Quality

NEW YORK, April 25, 2018 – Metropolitan Bank Holding Corp. (NYSE:MCB), the holding company (the "Company") for Metropolitan Commercial Bank (the "Bank"), today reported net income of $6.3 million, or $0.75 per diluted common share, for the first quarter of 2018 (Q1 2018) compared to $3.3 million, or $0.49 per diluted common share, for the fourth quarter of 2017 (Q4 2017), and $2.5 million, or $0.55 per diluted common share, for the first quarter of 2017 (Q1 2017).
The Company had solid growth in loans and deposits during the quarter.  Loans increased to $1.5 billion at March 31, 2018, an increase of $105 million, or 7.5%, from December 31, 2017, and an increase of $428 million, or 39.0% from March 31, 2017.  Total deposits increased $213 million, or 15%, to $1.6 billion during Q1 2018, reflecting increases in non-interest bearing demand, money market and savings deposits. Deposits increased $600 million as compared to Q1 2017.  Asset quality remained strong and continued to improve.  Non-accrual loans were $85,000, or 0.01% of total loans, at March 31, 2018, versus $3.4 million, or 0.24% of total loans, at December 31, 2017.
Mark DeFazio, the Company's CEO and President, commented, "The strong momentum we experienced in 2017 continues and we are off to a good start for 2018.  We were pleased with our solid asset quality and the growth we are experiencing in many of our key metrics such as revenue, core funding, loans and net interest margin. We improved our return on assets and return on equity in the quarter and we expect these metrics to maintain their upward trajectory."
"We continue to focus on key strategic growth drivers such as core deposits, loans, and the cash management business, and on the enterprise-wide risk management processes required to sustain our positive performance. Our diversification on both sides of the balance sheet positions us well to generate solid yields and differentiates us from our peers while balancing risk appropriately," said Mr. DeFazio.
The Bank's deposit gathering initiatives are diversified and include a number of verticals leading to a solid core deposit base. Along with lending and non-borrowing retail relationships, the Bank also obtains deposits through its debit card issuing business and relationships with digital currency related businesses, which maintain non-interest-bearing corporate and settlement accounts with the Bank. As a policy, these settlement account balances are not incorporated into the Bank's funding strategies. The Bank's policy is to keep corporate deposit accounts related to digital currencies that are used for funding to less than 10% of its total deposit base.
Earnings Highlights
	Three months ended			Change Mar 31, 2018 vs.
	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	Dec 31, 2017	Mar 31, 2017
Net income	$6,291	$3,326	$2,548	89%	147%
Diluted earnings per share	$0.75	$0.49	$0.55	53%	37%
Annualized return on average assets	1.35%	0.81%	0.83%
Annualized return on average tangible common equity*	11.18%	10.67%	8.13%
*Average tangible common equity = average common equity less goodwill

    Results of Operations
Net income was $6.3 million, or $0.75 diluted earnings per common share, in Q1 2018 compared to $3.3 million, or $0.49 diluted earnings per common share, in Q4 2017.  Q4 2017 net income included a provision expense related to the Bank's taxi medallion portfolio of $2.2 million after tax and a net tax expense of $1.6 million due to the recently enacted Tax Cuts and Jobs Act.  Excluding these items, adjusted (non-GAAP) net income and diluted EPS in Q4 2017 were $7.1 million and $1.04, respectively.  Compared to Q1 2017, net income increased by $3.7 million and diluted EPS increased by $0.20 or 36%.

•	Return on average assets was 1.35%, an improvement of 54 basis points compared to Q4 2017 and 52 basis points compared to Q1 2017.

•	The Company's efficiency ratio in the first quarter of 2018 improved to 51.5% from 60.2% in the first quarter of 2017.

Net Interest Income and Margin
(dollars in thousands)	Three months ended			Change Mar 31, 2018 vs.
	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	Dec 31, 2017	Mar 31, 2017
Average earning assets	$1,818,524	$1,785,784	$1,238,309	2%	47%
Net interest income	$16,451	$15,571	$10,781	6%	53%
Net interest margin	3.67%	3.49%	3.60%

Net Interest Margin Analysis

	Three months ended
(dollars in thousands)	Mar 31, 2018			Dec 31, 2017			Mar 31, 2017
	Average Outstanding Balance	Interest	Yield/Rate	Average Outstanding Balance	Interest	Yield/Rate	Average Outstanding Balance	Interest	Yield/Rate
Interest-earning assets:
Loans	$1,476,955	$17,147	4.71%	$1,397,700	$16,304	4.63%	$1,065,820	$11,867	4.52%
Available-for-sale securities	31,833	166	2.09%	33,322	172	2.06%	43,144	222	2.06%
Held-to-maturity securities	5,318	27	2.09%	5,559	28	2.01%	6,357	41	2.60%
Other interest-earning assets	304,418	1,288	1.72%	349,203	1,360	1.55%	122,988	311	1.16%
Total interest-earning assets	1,818,524	18,628	4.15%	1,785,784	17,864	3.97%	1,238,309	12,441	4.09%
Non-interest-earning assets	66,311			43,323			9,667
Allowance for loan and lease losses	(15,584)			(15,322)			(11,940)
Total assets	$1,869,251			$1,813,785			$1,236,036
Loans/Total Interest-Earning Assets	81.22%			78.27%			86.07%
Interest-bearing liabilities:
Money market and savings accounts	$514,455	$1,190	0.94%	$559,339	$1,277	0.91%	$533,228	$1,004	0.75%
Certificates of deposit	72,822	249	1.39%	82,020	280	1.35%	84,178	258	1.23%
Total interest-bearing deposits	587,277	1,439	0.99%	641,359	1,557	0.96%	617,406	1,262	0.83%
Borrowed funds	84,317	738	3.53%	88,488	736	3.30%	102,609	398	1.58%
Total interest-bearing liabilities	671,594	2,177	1.31%	729,847	2,293	1.25%	720,015	1,660	0.93%
Non-interest-bearing deposits	935,417			868,117			382,290
Other non-interest-bearing liabilities	23,223			37,074			22,892
Total liabilities	1,630,234			1,635,038			1,125,197
Equity	239,017			178,747			110,839
Total liabilities and equity	$1,869,251			$1,813,785			$1,236,036

Net interest income		$16,451			$15,571			$10,781
Net interest rate spread			2.84%			2.72%			3.16%
Net interest-earning assets	$1,146,930			$1,055,937			$518,294
Net interest margin			3.67%			3.49%			3.60%

Net interest margin improved by 7 basis points from Q1 2017.  The improvement was mainly the result of a $580 million increase in average interest earning assets, led by $411 million higher average loan balances from increased activity in the commercial and industrial, multi-family and commercial real estate loan portfolios.  In addition to increased average loan volume, net interest margin benefited from a 18 basis point increase in average loan yields.
•	Net interest margin also benefited from the effect of higher average non-interest-bearing deposits in Q1 2018, which replaced higher priced interest-bearing deposits compared to Q1 2017.
•
When compared to Q4 2017, net interest income improved $880 thousand, or 6.0%, largely due to the effect of a $32.7 million increase in interest-earning assets, composed of $79.3 million of loan growth, partially offset by a $44.8 million reduction in comparatively lower yielding other interest-earning assets.  Yields on loans were 8 basis points higher than Q4 2017, driven by a $184 million increase in average commercial and industrial loan balances.

•
On a net basis, average deposit balances increased $13 million from 4Q 2017.  The shift in mix toward higher non-interest-bearing balances of $935 million in Q1 2018, compared to $868 million in Q4 2017, moderated the impact of recent Federal Reserve rate increases on the Bank's cost of funds.

Asset Quality (dollars in thousands) At end of quarter	Three months ended			Change Mar 31, 2018 vs.
	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	Dec 31, 2017	Mar 31, 2017
Non-accrual loans:
Real Estate:
Commercial	$-	$787	$858	-100%	-100%
One-to-four family	-	2,447	-	-100%	0%
Commercial and industrial	-	-	3,660	0%	-100%
Consumer	85	155	-	-45%	0%
Total non-performing loans	$85	$3,389	$4,518	-97%	-98%
Accruing loans past due 90 days or more	$-	$-	$-	0%	0%
Non-accrual loans as % of loans outstanding	0.01%	0.24%	0.42%

Allowance for loan losses	$16,260	$14,887	$12,236	9%	33%
Allowance for loan losses as % of loans outstanding	1.07%	1.05%	1.11%

For the period
Provision for loan losses	$1,477	$3,499	$570	-58%	159%
Net charge-offs	$104	$3,687	$149	-97%	-30%
Net charge-offs as % of loans outstanding	0.01%	0.26%	0.01%

Provision for loan losses was $1.5 million, a decrease of $2.0 million from Q4 2017 and an increase of $0.9 million over Q1 2017.  Other than the effect of the Q4 2017 $3.7 million charge-off related to taxi medallion loans, the loan loss provisions have primarily been driven by loan growth.
•	The allowance for loan losses as a percentage of loans outstanding was 1.07% at March 31, 2018, versus 1.05% at December 31, 2017 and 1.11% at March 31, 2017.
•	Non-performing loans totaled $85,000 at March 31, 2018, down from $3.4 million at December 31, 2017 and $4.5 million at March 31, 2017.
•	On March 31, 2018 total Commercial Real Estate (CRE) was 2.88% of risk-based capital, compared to 2.73% on December 31, 2017 and 3.79% on March 31, 2017.

Non-Interest Income and Expense
Non-Interest Income
(dollars in thousands)	Three months ended			Change Mar 31, 2018 vs.
	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	Dec 31, 2017	Mar 31, 2017
Service charges on deposit accounts	$1,910	$1,820	$291	5%	556%
Other service charges and fees	2,494	3,429	166	-27%	1400%
Loan prepayment penalties	65	71	-	-8%	0%
Debit card income	908	929	788	-2%	15%
Total non-interest income	$5,377	$6,249	$1,245	-14%	332%

Non-interest income declined $0.9 million from Q4 2017, driven by lower cash management fees.  The increase of $4.1 million in non-interest income over Q1 2017 was the result of the growth of the Company's cash management business.

Non-Interest Expense
(dollars in thousands)	Three months ended			Change Mar 31, 2018 vs.
	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	Dec 31, 2017	Mar 31, 2017
Compensation and benefits	$6,317	$5,478	$4,577	15%	38%
Bank premises and equipment	1,180	1,200	1,073	-2%	10%
Director fees	361	229	174	57%	107%
Insurance expense	76	77	79	-1%	-3%
Professional fees	778	771	410	1%	90%
Data processing fees	1,368	542	251	152%	445%
Other expenses	1,158	1,482	670	-22%	73%
Total non-interest expense	$11,238	$9,779	$7,234	15%	55%

Non-interest expense increased $1.5 million from Q4 2017,  driven by increased staff levels, performance related incentive payments, and data processing expenses.  Non-interest expense was also higher by $4.0 million as compared to Q1 2017, due to increased staffing and data processing costs.
Balance Sheet

The Company had total assets of $1.97 billion at March 31, 2018, compared with $1.76 billion on December 31, 2017 and $1.27 billion on March 31, 2017.  Net loans were $1.5 billion at the end of Q1 2018, or 7.5% higher than at December 31, 2017 and 39.0% higher than at March 31, 2017.  Total deposits were $1.62 billion at March 31, 2018, or 15.2% higher than at December 31, 2017, and 59.1% higher than at March 31, 2017.
Total stockholders' equity was $243 million on March 31, 2018, $237 million at December 31, 2017, and $112 million at March 31, 2017.  The Company completed an Initial Public Offering (IPO) in November 2017 that increased diluted shares outstanding to 8,253,536 at March 31, 2018 from 4,633,012 on March 31, 2017.

Capital Ratios	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017
Tier 1 Leverage:
Metropolitan Bank Holding Corp.	13.65%	13.71%	7.96%	8.91%	9.54%
Metropolitan Commercial Bank	14.65	14.71	9.32	10.21	11.73
Common Equity Tier 1 Risk-Based (CET1):
Metropolitan Bank Holding Corp.	14.87	15.33	9.19	7.67	8.89
Metropolitan Commercial Bank	17.73	18.36	10.77	11.29	13.19
Tier 1 Risk-Based:
Metropolitan Bank Holding Corp.	16.53	17.09	7.38	9.62	10.72
Metropolitan Commercial Bank	17.73	18.36	10.77	11.29	13.19
Total Risk-based:
Metropolitan Bank Holding Corp.	19.20	19.86	12.01	12.63	14.14
Metropolitan Commercial Bank	18.80	19.41	11.85	12.38	14.32

Capital ratios at March 31, 2018 reflected the capital raised from the November 2017 IPO. Metropolitan Commercial Bank remains "Well-Capitalized" under applicable regulatory guidelines. The Company's tangible common equity ratio was 11.57% at March 31, 2018.
About Metropolitan Bank Holding Corporation

Metropolitan Bank Holding Corp. (NYSE: MCB) is the holding company for Metropolitan Commercial Bank®, The Entrepreneurial Bank. The Bank provides a broad range of business, commercial and personal banking products and services to small and middle-market businesses, public entities and affluent individuals in the New York metropolitan area. Founded in 1999, the Bank is headquartered in New York City and operates five locations in Manhattan, Brooklyn and Great Neck, Long Island. The Bank is also an active issuer of debit cards for third-party debit card programs. Metropolitan Commercial Bank is a New York State chartered commercial bank, an FDIC member and an equal opportunity lender. For more information, please visit www.metropolitanbankny.com.

Forward Looking Statement Disclaimer

This release contains certain "forward-looking statements" about the Company which, to the extent applicable, are intended to be covered by the safe harbor for forward-looking statements provided under Federal securities laws and, regardless of such coverage, you are cautioned about. Examples of forward-looking statements include but are not limited to the Company's financial condition and capital ratios, results of operations and the Company's outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as "may", "believe", "expect", "anticipate", "plan", "continue", or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to those discussed under the heading "Risk Factors" in our Annual Report on Form 10-K, as well as an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs and unanticipated adverse changes in our customers' economic conditions or economic conditions in our local area in general.

Forward-looking statements speak only as of the date of this release. We do not undertake any obligation to update or revise any forward-looking statement, whether the result of new information, future events or otherwise.

Financial Highlights
(dollars in thousands, except per share data, ratios annualized where appropriate)	Three months ended March 31,
	2018	2017
Performance
Net income	$6,291	$2,548
Net income available to common shareholders	6,194	2,499
Per common share:
Basic earnings	$0.76	$0.55
Diluted earnings	0.75	0.55
Common shares outstanding:
Average - diluted	8,275,243	4,576,925
Period end	8,253,536	4,633,012
Return on (annualized):
Average total assets	1.35%	0.83%
Average common equity	10.47%	9.68%
Yield on average earning assets	4.15%	4.09%
Cost of interest-bearing liabilities	1.31%	0.93%
Net interest spread	2.84%	3.16%
Net interest margin	3.67%	3.60%
Net charge-offs to average total net loans	0.01%	0.01%

Net operating results
Return on (annualized):
Average tangible assets	1.35%	0.83%
Average tangible common equity	11.18%	8.13%
Efficiency ratio	51.48%	60.16%

Loan quality	At March 31,
	2018	2017

Commercial real estate	$-	$858
Commercial and industrial	-	3,660
Consumer	85	-
Total nonperforming loans	$85	$4,518
Accruing loans past due 90 days or more	-	-
Nonaccrual loans to total loans	0.01%	0.42%
Allowance for loan losses to total loans	1.07%	1.11%

Financial Highlights, Five Quarter Trend
(dollars in thousands, except per share data)		Three months ended
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017
Performance
Net income	$6,291	$3,326	$3,845	$2,651	$2,548
Net income available to common stockholders	6,194	3,143	3,671	2,551	2,499
Per common share:
Basic earnings	$0.76	$0.50	$0.83	$0.57	$0.55
Diluted earnings	$0.75	$0.49	$0.82	$0.57	$0.55
Common shares outstanding:
Average - diluted	8,275,243	6,768,753	4,576,925	4,576,925	4,576,925
Period end	8,253,536	8,196,310	4,633,012	4,633,012	4,633,012
Return on (annualized):
Average total assets	1.35%	0.81%	0.94%	0.75%	0.83%
Average common equity	10.47%	7.68%	13.79%	9.80%	9.68%
Yield on average interest earning assets	4.15%	3.97%	4.21%	4.15%	4.09%
Cost of interest-bearing liabilities	1.31%	1.25%	1.26%	1.06%	0.93%
Net interest spread	2.84%	2.72%	2.95%	3.09%	3.16%
Net interest margin	3.67%	3.49%	3.62%	3.48%	3.60%
Net charge-offs to total net loans	0.01%	0.26%	0.00%	0.02%	0.01%

Net operating results
Return on (annualized):
Average tangible assets	1.35%	0.74%	0.95%	0.75%	0.83%
Average tangible common equity	11.18%	10.67%	15.11%	10.77%	8.13%
Efficiency ratio	51.48%	44.82%	53.03%	53.54%	60.16%

Loan quality	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017
Nonaccrual loans
Real estate
Commercial	$-	$787	$841	$841	$858
One-to-four family	-	2,447	2,466	-	-
Commercial and industrial	-	-	3,660	3,660	3,660
Consumer	85	155	125	68	-
Total nonperforming loans	$85	$3,389	$7,092	$4,569	$4,518
Accruing loans past due 90 days or more	-	-	-	-	-
Nonaccrual loans to total loans	0.01%	0.24%	0.52%	0.36%	0.42%
Allowance for loan losses to total loans	1.07%	1.05%	1.09%	1.08%	1.11%

Consolidated Statement of Income
(dollars in thousands)	Three months ended March 31,
	2018	2017

Interest income	$18,628	$12,441
Interest expense	2,177	1,660
Net interest income	16,451	10,781
Provision for loan losses	1,477	570
Net interest income after provision for loan losses	14,974	10,211

Non-interest income:
Service charges on deposit accounts	1,910	291
Other service charges and fees	2,494	166
Loan prepayment penalties	65	-
Debit card income	908	788
Total non-interest income	$5,377	$1,245

Non-interest expense:
Compensation and benefits	$6,317	$4,577
Bank premises and equipment	1,180	1,073
Directors Fees	361	174
Insurance Expense	76	79
Professional fees	778	410
FDIC assessment	140	170
Data processing fees	1,368	251
Other expenses	1,018	500
Total non-interest expense	11,238	7,234

Net income before income tax expense	9,113	4,222
Income tax expense	2,822	1,674
Net Income	$6,291	$2,548

Earnings per share:
Basic	$0.76	$0.55
Diluted	0.75	0.55

Consolidated Statement of Income, Five Quarter Trend
(dollars in thousands)	Three months ended
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017

Interest income	$18,628	$17,864	$16,401	$14,047	$12,441
Interest expense	2,177	2,293	2,437	2,281	1,660
Net interest income	16,451	15,571	13,964	11,766	10,781
Provision for loan losses	1,477	3,499	1,200	1,790	570
Net interest income after provision for loan losses	14,974	12,072	12,764	9,976	10,211

Non-interest income:
Service charges on deposit accounts	1,910	1,820	836	505	291
Other service charges and fees	2,494	3,429	523	250	166
Loan prepayment penalties	65	71	27	13	-
Debit card income	908	929	847	805	788
Total non-interest income	$5,377	$6,249	$2,233	$1,573	$1,245

Non-interest expense:
Compensation and benefits	$6,317	$5,478	$4,847	$4,264	$4,577
Bank premises and equipment	1,180	1,200	1,075	1,037	1,073
Directors Fees	361	229	316	175	174
Insurance Expense	76	77	60	65	79
Professional fees	778	771	976	480	410
FDIC assessment	140	444	349	105	170
Data processing fees	1,368	542	423	279	251
Other expenses	1,018	1,038	544	736	500
Total non-interest expense	11,238	9,779	8,590	7,141	7,234

Net income before income tax expense	9,113	8,542	6,407	4,408	4,222
Income tax expense	2,822	5,216	2,562	1,757	1,674
Net Income	$6,291	$3,326	$3,845	$2,651	$2,548

Earnings per share:
Basic	$0.76	$0.50	$0.83	$0.57	$0.55
Diluted	0.75	0.49	0.82	0.57	0.55

Consolidated Balance Sheet
(dollars in thousands)	March 31, March 31,
	2018	2017
Assets
Cash and due from banks	$370,950	$93,878
Investment securities available for sale	30,276	35,724
Investment securities held to maturity	5,212	6,228
Other investments	16,566	12,382
Loans, net	1,526,166	1,097,841
Allowance for loan losses	(16,260)	(12,236)
Net loans	1,509,906	1,085,605
Receivable from prepaid card programs, net	7,523	7,257
Accrued interest receivable	4,366	2,728
Premises and equipment, net	6,688	5,460
Prepaid expenses and other assets	5,993	7,052
Goodwill	9,733	9,733
Accounts receivable, net	1,673	2,318
Total assets	$1,968,886	$1,268,365
Liabilities
Deposits:
Non-interest-bearing demand deposits	$1,012,165	$385,984
Interest-bearing deposits	604,951	630,693
Total deposits	1,617,116	1,016,677
Borrowed Funds	33,000	73,854
Trust-preferred securities	20,620	20,620
Subordinated debts, net of issuance cost	24,503	25,000
Accounts payable, accrued expenses and other liabilities	23,338	12,950
Accrued interest payable	454	435
Debit cardholder balances	6,814	6,622
Total liabilities	1,725,845	1,156,158
Stockholders' equity
Class B preferred stock	3	3
Common stock	81	45
Additional paid-in-capital	211,333	96,207
Retained earnings	32,152	16,041
Accumulated other comprehensive (loss)	(528)	(89)
Total stockholders' equity	243,041	112,207
Total liabilities and stockholders' equity	$1,968,886	$1,268,365

Consolidated Balance Sheet, Five Quarter Trend
(dollars in thousands)
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017
Assets
Cash and due from banks	$370,950	$261,231	$267,099	$227,553	$93,878
Investment securities available for sale	30,276	32,157	33,922	35,610	35,724
Investment securities held to maturity	5,212	5,428	5,681	5,968	6,228
Other investments	16,566	13,677	13,740	13,266	12,382
Loans, net	1,526,166	1,419,896	1,380,829	1,285,153	1,097,841
Allowance for loan losses	(16,260)	(14,887)	(15,075)	(13,909)	(12,236)
Net loans	1,509,906	1,405,009	1,365,754	1,271,244	1,085,605
Receivable from prepaid card programs, net	7,523	9,579	6,977	7,577	7,257
Accrued interest receivable	4,366	4,421	3,903	3,059	2,728
Premises and equipment, net	6,688	6,268	6,010	5,744	5,460
Prepaid expenses and other assets	5,993	5,751	7,013	6,961	7,052
Goodwill	9,733	9,733	9,733	9,733	9,733
Accounts receivable, net	1,673	6,601	3,825	58	2,318
Total assets	$1,968,886	$1,759,855	$1,723,657	$1,586,773	$1,268,365
Liabilities
Deposits:
Non-interest-bearing demand deposits	$1,012,165	$812,497	$826,345	$698,874	$385,984
Interest-bearing deposits	604,951	591,858	662,298	630,424	630,693
Total deposits	1,617,116	1,404,355	1,488,643	1,329,298	1,016,677
Borrowed Funds	33,000	42,198	43,750	73,802	73,854
Trust-preferred securities	20,620	20,620	20,620	20,620	20,620
Subordinated debts, net of issuance cost	24,503	24,489	24,468	24,453	25,000
Accounts payable, accrued expenses and other liabilities	23,338	21,678	20,411	15,799	12,950
Accrued interest payable	454	749	547	912	435
Debit cardholder balances	6,814	8,882	6,259	6,910	6,622
Total liabilities	1,725,845	1,522,971	1,604,698	1,471,794	1,156,158
Stockholders' equity
Class B preferred stock	3	3	3	3	3
Common stock	81	81	45	45	45
Additional paid-in-capital	211,333	211,145	96,422	96,313	96,207
Retained earnings	32,152	25,861	22,536	18,691	16,041
Accumulated other comprehensive (loss)	(528)	(206)	(47)	(73)	(89)
Total stockholders' equity	243,041	236,884	118,959	114,979	112,207
Total liabilities and stockholders' equity	$1,968,886	$1,759,855	$1,723,657	$1,586,773	$1,268,365

Reconciliation of GAAP to Non-GAAP Measures
(dollars in thousands, except per share data)	Three months ended March 31,

Income statement data	2018	2017
Net income	$6,291	$2,548
Efficiency Measures
Total non-interest expense	11,238	7,234

Net interest income	16,451	10,781
Non-interest income	5,377	1,245
Operating revenue	21,828	12,026

Average interest-earning assets	1,818,524	1,238,309
Net interest margin (GAAP)	3.67%	3.60%
Efficiency ratio	51.48%	60.16%

Balance sheet data	At March 31,
(dollars in thousands, except per share data)	2018	2017

Average assets	$1,869,251	$1,236,036
Less: average intangible assets	9,733	9,733
Average tangible assets	$1,859,518	$1,226,303

Average common equity	$234,748	$105,336
Less: average intangible assets	9,733	9,733
Average tangible common equity	$225,015	$95,603

Total assets	$1,968,886	$1,268,365
Less: intangible assets	9,733	9,733
Tangible assets	$1,959,153	$1,258,632

Common equity	$237,537	$106,704
Less: intangible assets	9,733	9,733
Tangible common equity	$227,804	$96,971

Book value per share (GAAP)	$29.03	$23.03
Tangible book value per common share(non-GAAP)*	28.03	20.93

*Tangible book value divided by common shares outstanding at period-end.

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend
(dollars in thousands, except per share data)	Three months ended
Income statement data	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017

Net income	$6,291	$3,326	$3,845	$2,651	$2,548
Efficiency Measures
Total non-interest expenses	11,238	9,779	8,590	7,141	7,234

Net interest income	16,451	15,571	13,964	11,766	10,781
Non-interest income	5,377	6,249	2,233	1,573	1,245
Operating revenue	21,828	21,820	16,197	13,339	12,026

Average interest-earning assets	1,818,524	1,785,784	1,546,332	1,357,189	1,238,309
Net interest margin (GAAP)	3.67%	3.49%	3.62%	3.48%	3.60%
Efficiency ratio	51.48%	44.82%	53.03%	53.54%	60.16%

Balance sheet data	Three months ended
	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	Jun 30, 2017	Mar 31, 2017
(dollars in thousands, except per share data)
Average assets	$1,869,251	$1,813,785	$1,633,543	$1,414,602	$1,236,036
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$1,859,518	$1,804,052	$1,623,810	$1,404,869	$1,226,303

Average common equity	$234,748	$173,245	$111,553	$108,144	$105,336
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$225,015	$163,512	$101,820	$98,411	$95,603

Total assets	$1,968,886	$1,759,855	$1,723,657	$1,586,773	$1,268,365
Less: intangible assets	9,733	9,733	9,733	9,733	9,733
Tangible assets	$1,959,153	$1,750,122	$1,713,924	$1,577,040	$1,258,632

Common equity	$237,537	$231,381	$113,457	$109,477	$106,704
Less: intangible assets	9,733	9,733	9,733	9,733	9,733
Tangible common equity	$227,804	$221,648	$103,724	$99,744	$96,971

Common shares outstanding	8,253,536	8,196,310	4,633,012	4,633,012	4,633,012

Book value per share (GAAP)	$29.23	$28.23	$24.49	$23.63	$23.03
Tangible book value per common share(non-GAAP)*	28.03	27.04	22.39	21.53	20.93

*Tangible book value divided by common shares outstanding at period-end.

Contacts for Metropolitan Bank Holding Corp.

Media: Liz Zale / Paul Scarpetta, 212-687-8080
Investors: IR@MetropolitanBankNY.com
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